Exhibit 10.1

EXECUTION COPY

TRANSDIGM INC.,

TRANSDIGM GROUP INCORPORATED,

THE GUARANTORS named herein

and

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

FIRST SUPPLEMENTAL INDENTURE

Dated as of November 2, 2006

To

Indenture Dated as of June 23, 2006

by and among

TRANSDIGM INC.,

TRANSDIGM GROUP INCORPORATED,

the GUARANTORS named therein and

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

Pursuant to which there were issued $275,000,000 of

7-3/4% Senior Subordinated Notes due 2014

of TransDigm Inc.

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE (this “SUPPLEMENTAL INDENTURE”), dated as of November 2, 2006, among CDA INTERCORP., a Florida corporation (the “GUARANTEEING SUBSIDIARY”), TransDigm Inc., a Delaware corporation (the “COMPANY”), TransDigm Group Incorporated, a Delaware corporation (“TD GROUP”), Adams Rite Aerospace, Inc., a California corporation (“ADAMS RITE”), ZMP, Inc., a California corporation (“ZMP”), MarathonNorco Aerospace, Inc., a Delaware corporation (“MARATHON”), Christie Electric Corp., a California corporation (“CHRISTIE”), Champion Aerospace Inc., a Delaware corporation (“CHAMPION”), AVIONIC INSTRUMENTS INC., a Delaware corporation (“AVIONIC”), DAC Realty Corp., a New Jersey corporation (“DAC”), Skurka Aerospace Inc., a Delaware corporation (“SKURKA”), and SWEENEY ENGINEERING CORP., a California corporation (“SWEENEY” and, together with TD Group, Adams Rite, ZMP, Marathon, Christie, Champion, Avionic, DAC and Skurka, the “EXISTING GUARANTORS”), and The Bank of New York Trust Company, N.A., as trustee under the indenture referred to below (the “TRUSTEE”).

W I T N E S S E T H

WHEREAS, the Company and the Existing Guarantors have heretofore executed and delivered to the Trustee an indenture (the “INDENTURE”), dated as of June 23, 2006, providing for the issuance by the Company of 7-3/4% Senior Subordinated Notes due 2014 (the “NOTES”) and the guarantees thereof by each of the Existing Guarantors;

WHEREAS, the Indenture provides that under certain circumstances described therein, newly created or acquired Domestic Restricted Subsidiaries shall execute and deliver to the Trustee a supplemental indenture to the Indenture providing for a senior subordinated guarantee of payment of the Notes by such Domestic Restricted Subsidiary (the “SUBSIDIARY GUARANTEE”); and

WHEREAS, pursuant to Section 9.01(g) of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture without the consent of the Holders Notes.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary covenants and agrees for the equal and ratable benefit of the Holders of the Notes as follows:

1.  CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.  GUARANTEE, ETC.  The Guaranteeing Subsidiary hereby agrees that from and after the date hereof it shall be a Guarantor under the Indenture and be bound by the terms thereof applicable to Guarantors and shall be entitled to all of the rights and subject to all the obligations of a Guarantor thereunder.

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3.  EXECUTION AND DELIVERY. The Guaranteeing Subsidiary agrees that the Subsidiary Guarantee granted by it pursuant to the terms hereof shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Guarantee.

4.  NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder or agent of the Guaranteeing Subsidiary (or any successor entity), as such, shall have any liability for any obligations of the Company, TD Group, the Guaranteeing Subsidiary or any other Guarantor under the Notes, any Guarantee, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation.  Each Holder of the Notes by accepting a Note waives and releases all such liability.  The waiver and release are part of the consideration for issuance of the Notes.

5.  NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE AND THE SUBSIDIARY GUARANTEE GRANTED HEREUNDER WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

6.  COUNTERPART ORIGINALS. The parties may sign any number of copies of this Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.

7.  EFFECT OF HEADINGS. The Section headings have been inserted for convenience of reference only, are not to be considered part of this Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

8.  THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary, the Existing Guarantors and the Company.

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IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first above written.

TRANSDIGM INC.

By:	/s/ Gregory Rufus
	Name:	Gregory Rufus
	Title:	VP and Chief Financial Officer

TRANSDIGM GROUP INCORPORATED

By:	/s/ Gregory Rufus
	Name:	Gregory Rufus
	Title:	VP and Chief Financial Officer

ADAMS RITE AEROSPACE, INC.

By:	/s/ Gregory Rufus
	Name:	Gregory Rufus
	Title:	Treasurer and Asst. Secretary

ZMP, INC.

By:	/s/ Gregory Rufus
	Name:	Gregory Rufus
	Title:	Treasurer and Asst. Secretary

MARATHONNORCO AEROSPACE, INC.

By:	/s/ Gregory Rufus
	Name:	Gregory Rufus
	Title:	Treasurer and Asst. Secretary

CHRISTIE ELECTRIC CORP.

By:	/s/ Gregory Rufus
	Name:	Gregory Rufus
	Title:	Treasurer and Asst. Secretary

CHAMPION AEROSPACE, INC.

By:	/s/ Gregory Rufus
	Name:	Gregory Rufus
	Title:	Treasurer and Asst. Secretary

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AVIONIC INSTRUMENTS, INC.

By:	/s/ Gregory Rufus
	Name:	Gregory Rufus
	Title:	Treasurer and Asst. Secretary

DAC REALTY CORP.

By:	/s/ Gregory Rufus
	Name:	Gregory Rufus
	Title:	Treasurer and Asst. Secretary

SKURKA AEROSPACE INC.

By:	/s/ Gregory Rufus
	Name:	Gregory Rufus
	Title:	Treasurer and Asst. Secretary

SWEENEY ENGINEERING CORP.

By:	/s/ Gregory Rufus
	Name:	Gregory Rufus
	Title:	Treasurer and Secretary

CDA INTERCORP.

By:	/s/ Gregory Rufus
	Name:	Gregory Rufus
	Title:	Treasurer and Secretary

THE BANK OF NEW YORK TRUST
COMPANY, N.A., as Trustee

By:	/s/ Roxane Ellwanger
	Name:	Roxane Ellwanger
	Title:	Assistant Vice President